NCENT310

Aston/New Century Absolute Return ETF Fund

Summary Prospectus – March 1, 2010	Ticker: Class N–ANENX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated March 1, 2010, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide positive total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	1.00	%(a)
Distribution (12b-1) Fees	0.25%
Other Expenses	0.98%
Acquired Fund Fees and Expenses	0.41%
Total Annual Fund Operating Expenses	2.64%
Fee Waiver and/or Expense Reimbursement	(0.73	)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.91	%(b)
(a)

The subadvisory agreement provides that for each full calendar year of operations, if in any such period the Fund had a total return (before taxes) of less than zero, then the subadviser will waive its fee in its entirety for the next succeeding calendar year. For any period when this waiver is in effect, the adviser has agreed to reduce its advisory fee to 0.15% for the next succeeding calendar year. Based on these terms, no waiver is in effect for the 2010 calendar year. The adviser may not terminate this agreement before its current term ending December 31, 2010.

(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$194	$751	$1,335	$2,920

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 325.31%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in shares of exchange traded funds (“ETFs”). An ETF is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. ETFs offer investment in a wide variety of asset classes, including: a wide range of market capitalizations, equity, international, commodities, real estate, fixed income, derivatives and currency. ETFs may also offer leveraged or inverse (or short) exposure to a particular asset class. As new ETF products become available, the asset classes available to the Fund will expand.

Aston Funds	1	Summary Prospectus

The Fund pursues its investment objective by seeking to identify ETFs with a high probability of producing positive returns over an extended period of time within certain risk constraints. The portfolio manager uses a quantitative investment process to select securities and construct the portfolio. The portfolio manager first determines the eligible universe of securities for investment. To be eligible for inclusion in the portfolio, shares of ETFs must be traded on a U.S. exchange. The portfolio manager also considers correlation with other ETFs in the universe. The portfolio manager then determines the securities in the universe that are candidates for the portfolio, based on minimum liquidity and trading requirements. The candidates are analyzed daily for buy and sell signals. The strategy seeks to identify patterns of price behavior and trading volume, which the subadviser believes are indicative of stock price.

The portfolio manager determines whether or not to implement a buy signal based on the availability of cash for investment, trading costs and other factors. Full positions may be implemented gradually and may take up to three buy signals to complete. The Fund’s investment strategies may result in high portfolio turnover.

Although the Fund normally expects to hold ETFs representing a range of asset classes and investment styles, allocations among asset classes and styles are a residual of the investment process. In some circumstances, the Fund may hold ETFs representing a limited number of asset classes or investment styles. Sector exposure is a residual of the investment process and the Fund may, from time to time, have exposure to a single sector or a group of related sectors that react similarly to market, economic or other events.

To manage risk, the portfolio manager adheres to a strong sell discipline. With each sell signal, the portfolio manager will sell a portion of a position, generally with the entire position liquidated by the third sell signal. The portfolio manager may seek to hedge its exposure to certain asset classes by investing in ETFs that seek inverse (or short) exposure to that asset class.

The Fund may write (sell) exchange-listed covered call options on long ETF positions held in the Fund’s portfolio as a means of seeking to enhance return. Call options are contracts that give the holder (buyer) of the option, in return for payment of a premium, the right, but not the obligation, to purchase from the writer of the option the security underlying the option at a specified exercise price prior to the expiration date. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Fund generally writes covered call options that are out-of-the money to generate premium income for the Fund. A call option is out-of-the money if the exercise price is above the current market price for the underlying security. The Fund expects to use covered call options in declining markets as a means of seeking to enhance return.

In addition to writing covered call options, the Fund may also use certain derivatives transactions for hedging purposes or to seek total return. The portfolio manager currently intends to purchase put options on securities in the Fund’s portfolio and put options on securities indices.

During periods in which sufficient opportunities are not identified to fully invest the portfolio, residual assets will be held in cash or cash equivalents.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Aggressive ETF Investment Technique Risk. Investing in ETFs that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments expose the Fund to potentially dramatic changes (losses) in the value of its portfolio holdings. Such techniques may include short sales or other techniques that are intended to provide inverse exposure to a particular market or other asset class.

Commodity ETF Risk. Investing in ETFs that invest long or short in the commodities market and investing in commodity linked instruments, such as exchange traded notes, may subject the Fund to greater volatility than investments in traditional securities. Commodities include energy, metals, agricultural products, livestock and minerals. ETFs may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments.

Covered Call Option Risk. Investments in covered calls involve certain risks. These risks include:

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By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the fund realizes from the sale of stock upon exercise of the option could be substantially below its current market price.

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A liquid market may not exist for options held by the Fund. If the Fund is not able to close out an options transaction, the fund will not be able to sell the underlying security until the option expires or is exercised.

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The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund generally will hold the stocks underlying the call options, the fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

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Because the Fund will have no control over the exercise of the call options, it may be forced to realize the capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes.

If the Fund generates premiums from its sale of call options, these premiums typically will result in short-term capital gains for federal income tax purposes. Distributions of net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes. Transactions involving the

Aston Funds	2	Summary Prospectus

disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the Fund will have no control over the exercise of the call options, it may be forced to realize capital gains or losses at inopportune times and it will not be able to control whether such gains or losses are short-term or long-term for federal income tax purposes. The Fund is not designed for investors seeking a tax efficient investment.

Credit ETF Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When underlying ETFs use derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When underlying ETFs invest in asset-backed securities, mortgage-backed securities and collateralized mortgage obligations, the ETF is subject to the credit risks of the underlying assets that collateralize the instrument. Recent instability in the credit markets has resulted in increased delinquencies and credit losses on certain asset-backed and mortgage-backed securities.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to credit risk of the counterparty to the instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Equity ETF Risk.

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Market Risk. Overall stock market risks affect the value of ETFs, and thus the share price of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Small and Mid-Cap Company Risk. Investing in ETFs that own securities of small and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small and mid-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

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Foreign Securities Risk. Investing in ETFs that invest in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

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Emerging Market Risk. The Fund may invest in ETFs that invest in issuers located in emerging markets. Emerging market countries may have relatively unstable governments, less diverse economies and less liquid securities markets. Companies in emerging markets are often smaller, less seasoned and more recently organized.

Fixed Income ETF Risk. Investing in ETFs that own fixed income securities subject the Fund to additional risks, which include credit risk, interest risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Fund-of-Funds Structure Risk. Your cost of investing in a fund that invests in ETFs will be higher than the cost of investing directly in the underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Shareholders of the Fund bear their proportionate share of an ETF’s fees and expenses as well as their share of the Fund’s fees and expenses. Also, the fund may be prevented from fully allocating assets to an ETF due to fund-of-funds investment limitations. The risks of investing in ETFs typically reflect the risks of the types of securities in which the ETFs invest.

Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Similar to the risks presented by short sales of securities, inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged.

Leveraged ETFs. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Aston Funds	3	Summary Prospectus

Portfolio Turnover Risk. Frequent trading of the Fund’s portfolio holdings may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. High portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net short-term capital gains (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Real Estate ETF Risk. ETFs investing in securities of real estate investment trusts (“REITs”) may be affected by changes in the value of the REIT’s underlying properties and by defaults by borrowers or tenants. ETFs may invest in REITs with limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self liquidations. The return of a REIT ETF may be adversely affected when interest rates are high or rising. REIT ETFs may be taxed as ordinary income or for federal income purposes.

Sector Concentration Risk. Investing in sector-specific funds may entail greater risks than investing in funds diversified across sectors. ETFs that may invest in a limited number of industries within a sector may be subject to a greater level of market risk and its performance may be more volatile than the Fund that does not concentrate its investments in a specific sector.

Tracking Risk. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by ETFs may, from time to time, temporarily be unavailable, which may further impede an ETFs’ ability to track their applicable indices.

Trading Discount Risk. The market value of ETF shares may differ from net asset value. This difference in price may be due to the fact that ETF shares supply and demand is not always identical to supply and demand for an ETF’s underlying basket of securities. At times, an ETF’s shares may trade at a premium or discount to its net asset value.

FUND PERFORMANCE

The bar chart shows the performance of the Fund for the period shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	06/09	13.12%
Worst quarter:	03/09	(10.84)%

The table below indicates how the Fund’s average annual return for the calendar period compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/New Century Absolute Return ETF Fund
	1 Year	Since Inception
Class N Shares (Inception 3/04/08):
Return Before Taxes	17.43%	(2.08)%
Return After Taxes on Distributions	17.29%	(2.28)%
Return After Taxes on Distributions and Sale of Fund Shares	11.51%	(1.84)%
Russell 3000 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from February 29, 2008.)	28.34%	(6.51)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Aston Funds	4	Summary Prospectus

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. New Century Capital Management, LLC (“New Century”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Jim R. Porter, Chief Executive Officer of New Century, has served as portfolio manager of the Fund since March 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Account Type	Minimum Initial Investment	Subsequent Investments
Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	5	Summary Prospectus